Income taxes	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income taxes
Note 25: Income taxes

The Bank is incorporated in Bermuda, and pursuant to Bermuda law is not taxed on either income or capital gains. The Bank’s subsidiaries in the Cayman Islands and The Bahamas are not subject to any taxes in their respective jurisdictions on either income or capital gains under current law applicable in the respective jurisdictions. The Bank’s subsidiaries in Canada, the United Kingdom, Guernsey, Jersey, Switzerland, Singapore and Mauritius are subject to the tax laws of those jurisdictions.

For the years ended December 31, 2020, 2019, and 2018, the Bank did not record any unrecognized tax benefits or expenses and has no uncertain tax positions as at December 31, 2020, 2019, and 2018.

The Bank records income taxes based on the enacted tax laws and rates applicable in the relevant jurisdictions for the years ended December 31, 2020, 2019, and 2018. For the years ended December 31, 2020, 2019, and 2018, the Bank did not incur any interest or pay any penalties.

	Year ended
Income taxes in consolidated statements of operations	December 31, 2020	December 31, 2019	December 31, 2018
Current tax expense	2,382	1,860	721
Deferred tax (recovery) expense	(4)	(3,231)	563
Total tax (benefit) expense	2,378	(1,371)	1,284

Reconciliation between the Effective Income Tax Rate and the Statutory Income Tax Rate

	Year ended
	December 31, 2020		December 31, 2019		December 31, 2018
	$	%	$	%	$	%
Income tax expense in international offices taxed at different rates	2,695	1.8	695	0.4	876	0.4
Expenses not deductible for tax purposes	299	0.2	104	0.1	225	0.1
Prior year tax adjustments	41	—	160	0.1	(79)	—
Change in valuation allowance	(582)	(0.4)	(2,429)	(1.4)	315	0.2
Other - net	(75)	(0.1)	99	0.1	(53)	—
Income tax (benefit) expense at effective tax rate	2,378	1.6	(1,371)	(0.8)	1,284	0.7

Deferred income taxes	December 31, 2020	December 31, 2019
Deferred income tax asset
Tax loss carried forward	8,134	8,427
Pension liability	1,448	968
Fixed assets	(905)	(691)
Allowance for compensated absence	44	15
Deferred income tax asset before valuation allowance	8,721	8,719
Less: valuation allowance	(4,257)	(4,839)
Deferred income tax asset after valuation allowance	4,464	3,880

Deferred income tax liability
Other	(19)	(14)
Net deferred income tax assets	4,445	3,866

Management assesses the available positive and negative evidence to evaluate if sufficient future taxable income will be generated to use the existing deferred tax assets. On the basis of this evaluation, as at December 31, 2020, a valuation allowance of $4.3 million (December 31, 2019: $4.8 million) has been recognized to record only the portion of the deferred tax asset that more likely than not will be realized. The amount of the deferred tax asset considered realizable, however, could be adjusted if estimates of future taxable income during the carry-forward period change, or if there are changes in the available positive and negative evidence.

The Bank has net taxable loss carry forwards related to the Bank’s international operations of approximately $47.4 million (December 31, 2019: $48.1 million). Of these losses available to carry forward, $45.2 million (December 31, 2019: $45.6 million) have an indefinite life.